UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 23, 2003

                                   ----------

                             SIGA Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23047                13-3864870

(State or other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 672-9100
              (Registrant's telephone number, including area code)

This Amendment No. 2 to Current Report on Form 8-K/A ("Amendment") amends the Current Report on Form 8-K filed by the Registrant on June 9, 2003, as amended on July 22, 2003 (the "Report"). This Amendment is being filed to provide updated financial information required by Item 7(b). Item 7(b) is hereby amended to provide such information.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b)   Pro Forma Financial Information.

      Introduction to Unaudited Pro Forma Financial Statements.

      Unaudited Pro Forma Statement of Operations for the six months ended June 30, 2003.

      Unaudited Pro Forma Statement of Operations for the year ended December 31, 2002.

      Notes to Unaudited Pro Forma Financial Statements.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On May 23, 2003, SIGA Technologies, Inc. ("SIGA") acquired substantially all of the assets of Plexus Vaccine Inc. ("Plexus") and assumed certain liabilities in exchange for 1,950,000 shares of SIGA's common stock and 190,950 of SIGA's options and warrants at an exercise price of $1.62 per share.

The following unaudited pro forma financial statements give effect to the asset purchase agreement between SIGA and Plexus. The unaudited pro forma statements of operations are based on the individual statements of operations of Siga and Plexus appearing in SIGA's most recent annual and quarterly reports and in the Current Report on Form 8-K/A of SIGA dated July 22, 2003, respectively, and combine the results of operations of SIGA and Plexus for the six months ended June 30, 2003 and for the year ended December 31, 2002 as if the transaction occurred on January 1, 2002. For the six months ended June 30, 2003, the historical Plexus statement of operation is for the period January 1, 2003 through May 23, 2003, as the entities were combined as of that date.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of future operating results or financial position of SIGA. A preliminary allocation of the purchase price has been made to certain identifiable tangible and intangible assets based on information available to the management of SIGA at the date of the preparation of the accompanying pro forma financial statements. The pro forma financial information does not give effect to any costs savings or incremental costs, which may result from the integration of SIGA and Plexus operations.


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

                    SIGA Technologies, Inc. and Subsidiaries
                   Unaudited Pro Forma Statement of Operations
                     For the Six Months Ended June 30, 2003

                                                                 Historical                         Pro Forma
                                                       -------------------------------   --------------------------------
                                                                       For the period
                                                        For the six   ended January 1,
                                                       months ended     2003 through
                                                       June 30, 2003    May 23, 2003

                                                          SIGA (1)       Plexus (2)      Adjustments (3)       Combined
                                                       ------------     ------------     ---------------     ------------
Revenues:
  Grants and research and development contracts        $    448,674     $     94,782      $         --       $    543,456
                                                       ------------     ------------      ------------       ------------
       Total revenues                                       448,674           94,782                --            543,456
                                                       ------------     ------------      ------------       ------------


Operating expenses:
  General and administrative                              1,308,784          907,308            84,167 (A)      2,300,259
  Research and development                                1,120,243          243,417           168,479 (B)      1,532,139
  Patent preparation fees                                   122,106               --                --            122,106
                                                       ------------     ------------      ------------       ------------
       Total operating expenses                           2,551,133        1,150,725           252,646          3,954,504
                                                       ------------     ------------      ------------       ------------

       Operating loss                                    (2,102,459)      (1,055,943)         (252,646)        (3,411,048)

  Interest income / (expense), net                            9,712         (949,129)               --           (939,417)
                                                       ------------     ------------      ------------       ------------

  Net loss applicable to common shareholders           $ (2,092,747)    $ (2,005,072)     $   (252,646)      $ (4,350,465)
                                                       ============     ============      ============       ============

  Weighted average number of common shares
      outstanding                                        13,725,091                          1,540,607 (C)     15,265,698
                                                       ============                                          ============

  Weighted average common shares outstanding used
      for basic and diluted loss per share             $      (0.15)                                         $      (0.28)
                                                       ============                                          ============


  See notes to Unaudited Pro Forma Financial Statements.

                    SIGA Technologies, Inc. and Subsidiaries
                   Unaudited Pro Forma Statement of Operations
                      For the Year Ended December 31, 2002

                                                                          Historical                          Pro Forma
                                                               ------------------------------     -------------------------------
                                                                  SIGA (1)        Plexus (2)      Adjustments (3)      Combined
                                                               ------------      ------------     ---------------    ------------
Revenues:
  Research and development contracts                           $    344,450      $    172,378      $         --      $    516,828
                                                               ------------      ------------      ------------      ------------
       Total revenues                                               344,450           172,378                --           516,828
                                                               ------------      ------------      ------------      ------------

Operating expenses:
  General and administrative                                      1,838,470           573,836           202,000 (A)     2,614,306
  Reseach and development                                         1,766,368           937,593           404,350 (B)     3,108,311
  Patent preparation fees                                           104,700                --                --           104,700
                                                               ------------      ------------      ------------      ------------
       Total operating expenses                                   3,709,538         1,511,429           606,350         5,827,317
                                                               ------------      ------------      ------------      ------------

       Operating loss                                            (3,365,088)       (1,339,051)         (606,350)       (5,310,489)

  Interest income / (expense), net                                   34,061           (66,638)               --           (32,577)
                                                               ------------      ------------      ------------      ------------

  Net loss                                                       (3,331,027)       (1,405,689)         (606,350)       (5,343,066)

  Deemed dividend related to beneficial conversion feature           29,200                --                --            29,200
                                                               ------------      ------------      ------------      ------------

  Net loss applicable to common stockholders                   $ (3,360,227)     $ (1,405,689)     $   (606,350)     $ (5,372,266)
                                                               ============      ============      ============      ============

  Basic and diluted loss per share                             $      (0.32)                                         $      (0.43)
                                                               ============                                          ============

  Weighted average common shares outstanding used
      for basic and diluted loss per share                       10,450,529                           1,950,000 (C)    12,400,529
                                                               ============                                          ============


  See notes to Unaudited Pro Forma Financial Statements.

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. These columns reflect the historical results of operations of SIGA for the six month period ended June 30, 2003 and for the year ended December 31, 2002, respectively.

2. These columns reflect the historical results of operations of Plexus for the period ended January 1, 2003 through May 23, 2003 and the year ended December 31, 2002, respectively.

3. The preliminary allocation of the purchase price of approximately $4,070,903 is as follows:

                   Net liabilities assumed          $  (501,431)
                   Acquired technology                2,191,000
                   Contracts and grants                 741,000
                   Covenant not to compete              707,000
                   Goodwill                             933,334
                                                    -----------
                                                    $ 4,070,903
                                                    ===========

      The following are the descriptions of the intangible assets acquired from Plexus and the methodologies in valuing each intangible asset.

      Acquired technology

      The acquired technology from Plexus is comprised of a combination of technology and know-how of computational platforms and in vitro and in vivo testing capabilities for rational design of vaccines. The acquired technology includes one patent, two patent applications, and six pending patents supporting such technologies, as well as certain unpatented technology. As such, the acquired technology arises from contractual or legal rights, or can be transferred, licensed, rented or exchanged in combination with these patents, and therefore meets the separable criteria presented in paragraph 39 of SFAS 141.

      The acquired technology was valued utilizing an income approach via a relief from royalty methodology. This methodology is based upon the premise that the recognition of intellectual assets by potential customers and competitors is a valuable asset to the owner. The premise behind the valuation of these assets is that a buyer would be willing to pay a royalty for the right to use an established technology. Accordingly, this methodology values the technology via the relief from the royalty that a willing buyer would typically pay. This methodology is comprised of two elements, the determination of an appropriate royalty rate and the conversion of royalty savings into value. Based on a review of royalty rates paid in third-party licensing agreements, a royalty rate of 3.0% of revenue was used over an estimated useful life of ten years. Royalty "savings" were then discounted to a present value utilizing a discount rate of 28.5%.

      Contracts and Grants

      SIGA acquired several contracts and grants with various institutions, the terms of which range from two and a half to four and a half years, and are expected to generate revenue in future periods. The contracts and grants arise from contractual rights and were recognized pursuant to paragraph 39 of SFAS 141.

      The contracts and grants were valued utilizing an income approach known as the excess earnings methodology, whereby excess earnings are computed as the earnings remaining after deducting for the market rates of return on the estimated value of contributory assets including working capital, tangible and intangible assets. The excess earnings are thereby calculated for each year of a multiyear projection period. The primary components of this methodology consist of the determination of excess earnings and an appropriate rate of return. The earnings were based on projected after-tax profits over the estimated term (two and a half to four and a half years) discounted at a rate of 26.0%.

      Covenant not to compete

      As part of the asset purchase, SIGA entered into a three and a half year non-competition agreement with the president of Plexus. The covenant not to compete arises from contractual rights and was recognized pursuant to paragraph 39 of SFAS 141.

      The covenant not to compete was valued utilizing an income approach via the discounted cash flow methodology, which is based upon converting expected lost earnings over the three and a half year term to present value. This methodology calculates the present value of potential lost earnings, by giving values to five discrete scenarios as to the timing of when the president would compete had there not been an agreement in place. Each scenario was then weighted, based on the probability of each scenario occurring, to arrive at the intangible asset value.

      Under this approach, lost earnings before interest and taxes was estimated for each scenario. These earnings were then tax affected and converted into value utilizing a discount rate of 26.0%.

      The following adjustments were made to the statement of operations for the six months ended June 30, 2003 and for the year ended December 31, 2002 to give effect to the transaction:

            A) Amortization of the covenant not to compete based on the contractual life of the agreement.

            B) Amortization of acquired technology and contracts and grants over the estimated useful life.

            C) Weighted average shares increase based on common stock issued.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SIGA TECHNOLOGIES, INC.


                                          By:/s/ Thomas N. Konatich
                                             -----------------------------------
                                             Thomas N. Konatich
                                             Acting Chief Executive Officer and
                                             Chief Financial Officer

Date: September 5, 2003


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